                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): SEPTEMBER 15, 1994


            GREEN TREE SECURITIZED NET INTEREST MARGIN TRUST 1994-B
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        MINNESOTA                    33-53527             APPLIED FOR
- - ----------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           -------------


                                NOT APPLICABLE
- - ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Bank National Association (the "Trustee"), on September 15, 1994, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (c)  Exhibits.

              The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

              Exhibit No.       Description
              -----------       -----------
                 99.1           Monthly Report delivered to
                                Certificateholders on September 15,
                                1994.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 15, 1994



                                 SECUTIZED NET INTEREST MARGIN
                                 TRUST 1994-B

                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust


                                 By: /s/Robley D. Evans
                                     ----------------------------------
                                     ROBLEY D. EVANS
                                     Vice President and Controller

                               INDEX TO EXHIBITS





EXHIBIT
NUMBER                                                            PAGE
- - ------                                                            ----

 99.1       Monthly Report delivered to Certificateholders          5
            on September 15, 1994.